EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the Annual Report of Barrett Business Services, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ William W. Sherertz                        /s/ Michael D. Mulholland
-----------------------                        -------------------------
William W. Sherertz                            Michael D. Mulholland
Chief Executive Officer                        Chief Financial Officer
March 29, 2004                                 March 29, 2004